UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

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[	] Preliminary Proxy Statement
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☒ Definitive Proxy Statement

[	] Definitive Additional Materials
[	] Soliciting Material Pursuant to §240.14a-12

VOICE MOBILITY INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOICE MOBILITY INTERNATIONAL, INC.

100 - 4190 Lougheed Hwy

Burnaby, British Columbia

Canada V5C 6A8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 9, 2006

10:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada corporation, (the "Company") will hold its Annual Meeting of Stockholders on June 9, 2006 at 10:00 a.m. (Vancouver time) at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6.

The Annual Meeting is being held for the following purposes:

1.

To elect James J. Hutton, Randy G. Buchamer, Morgan Sturdy, Donald A. Calder, Robert E. Neal, Gary Donahee and David Raffa as the directors of the Company for a one-year term expiring on the day of the 2007 Annual Meeting of Stockholders;

2.

To ratify the selection of Ernst & Young LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending December 31, 2006 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.

To increase the aggregate number of shares of Common Stock reserved under the Second Amended and Restated 1999 Stock Option Plan from 10,000,000 shares to 12,000,000 shares (the full text of the resolution is set out in Exhibit D to the accompanying proxy statement); and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 12, 2006 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock and the Series A Preferred Shares on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 912,500 "Exchange B" shares of Voice Mobility Canada Limited. Holders of the Exchange B Shares which are exchanged for shares of the Company's common stock prior to or on the record date would be entitled to vote such Common Stock as set forth herein.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF

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YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Donald A. Calder

Donald A. Calder

Chairman of the Board

Dated: May 3, 2006

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VOICE MOBILITY INTERNATIONAL, INC.

100 – 4190 Lougheed Hwy

Burnaby, British Columbia

Canada V5C 6A8

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 9, 2006 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about May 8, 2006 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock (the "Common Stock") or shares of Series A Preferred Stock as of the close of business on April 12, 2006 (the "Record Date"). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock and Series A Preferred Stock at the close of business on April 12, 2006, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of the shares of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. The holders of the Series A Preferred Stock will be entitled to vote that number of shares equal to the unexercised portion of those Exchange B shares of Voice Mobility Canada Limited (the "Exchangeable Shares"). On the Record Date, there were 48,368,134 shares of Common Stock issued and outstanding and one Series A Preferred Share issued and outstanding representing 912,500 Exchangeable Shares, entitled to one (1) vote for each Exchangeable Share.

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of our issued and outstanding shares of Common Stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing

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executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

The shares represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

Stockholders of record on April 12, 2006 are entitled to one vote for each share of Common Stock or for each share of Series A Preferred Stock (which number is equal to the number of unexercised Exchangeable Shares) on all matters to be voted upon at the Annual Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Annual Meeting.

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Advice To Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the shares can be recognized and acted upon at the Annual Meeting. If shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares will not be registered in the stockholder's name on the records of our company. Such shares will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada. ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the Beneficial Stockholders. Beneficial Stockholders should return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Stockholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote shares directly at the Annual Meeting – the proxy must be returned to ADP or IICC, as the case may be, well in advance of the Annual Meeting in order to have their shares voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend at the Annual Meeting as proxyholder for the registered stockholder and vote the shares in that capacity. Beneficial Stockholders who wish to attend at the Annual Meeting and indirectly vote their shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Annual Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend at the Annual Meeting and vote his or her shares.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

At the Annual Meeting, the stockholders will be asked to consider three proposals: (1) the election of the Board, (2) the appointment of independent accountants and (3) an increase of shares reserved under the 1999 Second Amended and Restated Stock Option Plan. A summary of these proposals is as follows:

Proposal 1.	Election of Directors.

The entire Board is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. The nominees include James J. Hutton, Randy G. Buchamer,

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Morgan Sturdy, Donald A. Calder, Robert E. Neal, Gary Donahee and David Raffa. All of the nominees are currently serving as directors of our company.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2.	Appointment of Independent Accountants.

The Audit Committee has nominated Ernst & Young LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next Annual Meeting in 2007. Ernst & Young provided audit and other services in 2005 and 2004. This included the following fees:

	2005	2004
Audit Fees	$82,500	$75,100
Audit Related Fees	-	-
Tax Fees	6,000	12,000
All Other Fees	-	-
Total Fees	$88,500	$87,100

The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR approval of Ernst & Young as the independent registered public accounting firm for our company.

Proposal 3.	Increase of shares reserved under 1999 Second Amended and Restated Stock Option Plan.

Our 1999 Second Amended and Restated Stock Option Plan provides that a total of 10,000,000 shares of Common Stock are reserved for issuance upon the exercise of stock options granted under the plan. As of December 31, 2005 there were options outstanding under the plan to purchase an aggregate of 7,138,776 shares and 777,197 shares remaining available for future issuance under this plan. It is proposed that the plan be amended to increase the number of shares reserved for issuance under the plan from 10,000,000 to 12,000,000. The full text of the resolution to amend the plan is set out in Exhibit D.

The Board recommends that you vote FOR the increase in the number of shares reserved for issuance under the plan.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Randy G. Buchamer British Columbia, Canada	Chief Executive Officer and Director	49	August 2001

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James J. Hutton British Columbia, Canada	President and Director	40	President - August 2001 Director - June 1999
David Raffa British Columbia, Canada	Corporate Secretary and Director	48	April 2000 - March 2006 Director - March 2006
William E. Krebs(1)(3) British Columbia, Canada	Director	59	June 1999
Morgan Sturdy(2)(4) British Columbia, Canada	Director	53	April 2000
Donald A. Calder(1)(2)(3) British Columbia, Canada	Chairman of the Board of Directors, Director	61	Chairman of the Board of Directors - March 2003; Director - February 2002
Robert E. Neal(1)(4) New Brunswick, Canada	Director	51	September 2003
Gary Donahee(2)(3)(4) Texas, USA	Director	59	October 2003

(1)	Member of our Audit Committee
(2)	Member of our Corporate Governance Committee
(3)	Member of our Compensation Committee
(4)	Member of our Finance Committee

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our current bylaws provide for a board of directors of between one and eleven directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of eight directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2005, the Board had seven formal meetings and all of the directors attended at least 71% of the total number of meetings of the Board and committees on which they served.

We have not adopted a formal policy with respect to the members of our Board attending our Annual Meeting. There were six members of the Board who attended last years Annual Meeting.

Nominees for Election

The entire board of directors is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. The nominees include James J. Hutton, Randy G. Buchamer, Morgan Sturdy, Donald A. Calder, Robert E. Neal, Gary Donahee and David Raffa. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

Set forth below is biographical information for each person nominated for election to the Board.

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Randy G. Buchamer

Mr. Buchamer has been our Chief Executive Officer and a director of our company since August, 2001. Between August, 2001 and March, 1999, Mr. Buchamer provided management consulting services to various public companies for a consulting company called Rydan Management. From February, 1998 to March, 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.5 billion operations of 55 companies owned by the Jim Pattison Group. Some of the Jim Pattison Group businesses are involved in grocery stores, specialty packaging, advertising, magazine distribution, broadcasting, automotive retailing as well as other business. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. Mohawk is a producer and seller of petroleum products. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School. Mr. Buchamer is also a director of Bradner Ventures Ltd., a public company with a class of securities registered under the Securities Exchange Act of 1934.

James J. Hutton

Mr. Hutton previously served as our Chief Executive Officer from April 1998 to August 2001. He has served as the President of our company since August, 2001. Mr. Hutton has served as a director of our subsidiary since 1998. From January 1998 to August 2000, Mr. Hutton served as a director of Acrex Ventures Ltd. From 1990 to the present, he has also served as director and President of South Sycamore Group Holdings, a family company involved in diversified investments. From 1995 to 1998, Mr. Hutton served as Canadian Regional Manager for Ascend Communications, a company involved in broadband networking. From 1989 to 1995, Mr. Hutton served in various capacities for Gandalf Systems, Inc., starting as a sales executive and becoming Western Regional Manager. Gandalf Systems is a company which distributed networking equipment. From 1987 to 1989, Mr. Hutton was a Sales Trainee in the Automotive Electronics Group of Amp of Canada. Mr. Hutton attended the University of British Columbia.

Morgan Sturdy

Since April, 2000, Morgan Sturdy serves as a director on several Canadian and United States public companies as described below. From September 1997 to April 2000, Mr. Sturdy was Executive Vice-President and Chief Operating Officer of NICE Systems North America, a computer telephony interface provider of call logging and quality performance products for call centers. For twelve years prior, he served as President of Dees Communications Engineering Ltd., an innovator in computer telephony solutions, which was then sold to NICE Systems. From 1997 to 1999, he was Chairman of the Board of Directors of Hothaus Technologies, a leader in DSP solutions for voice over IP, which was subsequently acquired by Broadcom. He is a current director of several publicly traded companies, including Ignition Point and TIR Systems. He recently sat on the Board of Creo Inc.'s which was acquired by Kodak Inc. in August 2005. Creo Inc.'s common shares are registered under the Securities and Exchange Act. Additionally, he sits on the board of three private technology companies including Discovery Parks, Idellex Software and Responsetek Inc. Mr. Sturdy is the past Chairman of the British Columbia Technology Association, a member of the Board of Governors of Science World and Director of the Greater Vancouver YMCA. Mr. Sturdy is a past director of National Wireless Canadian Research Foundation.

Donald A. Calder

Mr. Calder was the Vice Chair of the Board and Executive Committee of the Vancouver 2010 Bid Corporation, which won for Vancouver, British Columbia the right to host the Olympic Winter Games and Paralympic Games in 2010. Mr. Calder has been retired since 1999. Mr. Calder was Chief Executive Officer of BC Telecom (a telephone company in British Columbia, Canada) from 1997 to 1999 and was previously the Executive Vice President of Network Operations at BC Telecom and Group Vice President of Marketing and Development

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with Stentor Resource Centre Inc. While at BC Telecom, Mr. Calder was responsible for negotiating and structuring the merger between BC Telecom and TELUS (a telephone company in British Columbia, Canada). Among his other community commitments, he was chair of the Vancouver General Hospital and University of British Columbia Hospital Foundation. Mr. Calder is the Chairman of the board of directors of the United Way of the British Columbia Lower Mainland and was Chairman of the 1999 United Way annual fundraising campaign prior to becoming Chief Executive Officer of the Vancouver 2010 Bid Committee.

Robert E. Neal

Robert E. Neal was reappointed to the Board in September 2003. He is retired now. Until October 21, 2002 when he was appointed Senior Vice President, Business Development, of Aliant, Inc., he was the President of Innovatia, a company within Aliant Inc.'s emerging business division that focuses on the developing and selling of Internet-based technology. He was President of Innovatia since 1997. Mr. Neal was a member of the Board as the nominee of Aliant, pursuant to an understanding with Aliant. Aliant is one of our early investors and was our largest customer in Canada. A native of Saint John, New Brunswick, Mr. Neal began his career in the communications industry in 1979 at New Brunswick Telephone (NBTel). In 1992 he became General Manager of NBTel Mobility. He was made president of Datacor (Atlantic) Inc. in 1996 and became president of NBTel interActive and General Manager of Export at NBTel in the next year. In 1998, he was appointed Vice President of New Business Development.

Gary Donahee

From 1986 to 2003, Mr. Donahee served in various capacities for Nortel Networks Corporation. Nortel Networks is a company that supplies communications technology and infrastructure to enable value-added internet protocol, or IP, data, voice and multimedia services that support the Internet and other public and private networks using wireline and wireless technologies whose common shares are registered pursuant to Section 12 of the Securities and Exchange Act of 1934. From 1986 to 1989, Mr. Donahee was Vice President, Human Resources, from 1989 to 1993, he was Senior Vice President, Corporate Human Resources, from 1993 to 1995, he was Senior Vice President and President Major Accounts, North America, from 1996 to 1998, he was Senior Vice President and President CALA Caribbean and Latin America, from 1998 to 1999, he was Senior Vice President and President Carrier Networks EMEA and from 1999 to 2003, Mr. Donahee was Executive Vice President and President the Americas. Mr. Donahee is also a director of Alaska Communications Systems Group Inc., a public company with a class of securities registered under the Securities Exchange Act of 1934. Mr. Donahee received his Bachelor of Arts, Education from the University of New Brunswick, completed his graduate studies at the University of Western Ontario and attended the Marketing Management Program at Stanford University. Mr. Donahee served as a director at various times on a number of the boards including Bell Canada, Advanced Network Systems and the American Heart Association.

David J. Raffa

David J. Raffa is a co-founder, COO and Fund Manager of BC Advantage Funds and the founder and principal of Valeo Practices. Advantage is a $35M venture capital fund which invests in early stage life science and technology companies, and Valeo provides corporate finance advice to companies on financing, mergers and acquisitions and corporate governance. David also currently serves as a director, officer or advisory board member of a number of private and public technology companies, and has over 20 years experience in advising technology companies

Vote Required and Board Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD RECOMMENDS

THAT YOU VOTE FOR EACH OF THE NOMINEES.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Compensation of Executive Officers", or as set forth below, there are no material transactions with any of our directors, officers or control persons that have occurred during the last fiscal year.

On June 27, 2005, in connection with a private placement transaction, we issued to Randy Buchamer, our Chief Executive Officer and a director of our company, 25,000 units at $0.81 (Cdn$1.00) per unit for net cash proceeds of $20,312 (Cdn$25,000). Each unit consists of one share of common stock and one half of one share purchase warrant, with each whole warrant exercisable for a period of three years at an exercise price of $0.95 (Cdn$1.10) per share.

On September 19, 2005, in connection with a debt restructuring transaction, we issued to William Krebs, a director of our company, 9,816 share purchase warrants. Each warrant is exercisable for a period of three years at an exercise price of $0.95 (Cdn$1.10) per share.

During the year ended December 31, 2005, we purchased from Tsalix Investment Inc. (previously Pacific Western Mortgage Corporation), a company controlled by William Krebs, a stockholder and director of our company, consulting services totalling $nil [2004 - $1,644]. We believe that the fees we have paid for these consulting services are comparable to terms we could have obtained from independent third parties. At December 31, 2005, $5,159 is included in accrued liabilities [2004 - $62,750] that is owing to William Krebs for monies paid on behalf of our company.

As at December 31, 2005, the following amounts due to William Krebs, a director of our company, or his immediate family member.

	2005	2004
Audit Fees	$82,500	$75,100
Audit Related Fees	-	-
Tax Fees	6,000	12,000
All Other Fees	-	-
Total Fees	$88,500	$87,100

During the year ended December 31, 2005, we paid $45,989 [2004 - $66,237] to a law firm of which our corporate secretary, David Raffa, was a partner.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2005 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

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Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Randy G. Buchamer	1(1)	1(1)	Nil
James J. Hutton	1(1)	1(1)	Nil
David J. Raffa	1(1)	1(1)	Nil

(1)	The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 - Statement of Change in Beneficial Ownership.

CORPORATE GOVERNANCE

The TSX requires every listed company to disclose on an annual basis its approach to corporate governance. In 2005, the TSX adopted National Instrument 58-101 Disclosure of Corporate Governance Practices, which requires us to disclose certain corporate governance information as is set out in Form 58-101F1 Corporate Governance Disclosure, which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to the Form 58-101F1 Corporate Governance Disclosure, is set out in Exhibit A.

Section 613(9) of the TSX Company Manual requires us to disclose on an annual basis the terms of any security based compensation arrangements and any amendments that were adopted in the last fiscal year. See Exhibit E for our disclosure regarding security based compensation arrangements.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board currently include an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

AUDIT COMMITTEE

In the year ended December 31, 2005, there were four meetings held by the Audit Committee. The Audit Committee currently consists of Messrs. Krebs, Calder and Neal. Mr. Krebs is the Chair of the Audit Committee and is a non-employee director of our company. Messrs. Calder and Neal are also non-employee directors of our company. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules and Multilateral Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee are financially literate as defined in Multilateral Instrument 52-110. For a description of each members’ education and experience, see the section of this proxy statement entitled “Nominees for Election”. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted its charter for the Audit Committee on April 26, 2002, a copy of which is attached hereto as Exhibit B. The Audit Committee of the Board was formed in February 2000.

For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled "Proposal 2 Ratification of Selection of Independent Auditors" or Item 14 - "Principle Accountant Fees and Services" of our Form 10-KSB filed as our Annual Information Form. Our Annual Information Form is available on Sedar at www.sedar.com.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2005.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005 filed with the Securities and Exchange Commission and our proxy statement for its 2006 Annual Stockholders' Meeting.

The Audit Committee of our Board of Directors currently consists of Messrs. Krebs, Calder, and Neal. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

William Krebs, Chairman

Donald Calder

Robert Neal

COMPENSATION COMMITTEE

In the year ended December 31, 2005, there were three meetings held by the Compensation Committee. The Compensation Committee currently consists of Messrs. Krebs, Calder and Donahee, all of whom are non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Board adopted its charter for the Compensation Committee on March 30, 2006, a copy of which is attached hereto as Appendix II to Exhibit A. The Compensation Committee was formed in February 2000. To the extent required by law, a separate committee of disinterested parties administers the Second Amended and Restated 1999 Stock Option Plan.

No member of the Compensation Committee is an employee or officer or former employee of our company. For the year ended December 31, 2005, no member of the compensation committee had any direct or indirect material interest in any transaction with our company in which the amount involved exceeded $60,000. During the year ended December 31, 2005, William Krebs was paid $nil [2004 - $1,644] for directors' fees.

CORPORATE GOVERNANCE COMMITTEE

In the year ended December 31, 2005, there was one meeting held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Sturdy, Calder and Donahee. Mr. Sturdy is the Chair of the Committee and is a non-employee director of our company. Messrs. Calder and Donahee

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are also non-employee directors of our company. All of the members of the Corporate Governance Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules. The primary function of the Corporate Governance Committee is to assist the board in developing our company's approach to corporate governance issues and monitoring performance against the defined approach. The Corporate Governance Committee is also responsible for the nomination of directors. We have already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of our company's internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board identifies and reports on candidates to be nominated to the Board. The Board adopted its charter for the Corporate Governance Committee on March 30, 2006, a copy of which is attached hereto as Appendix I to Exhibit A.

The Corporate Governance Committee does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Corporate Governance Committee. We, however, encourage stockholders to recommend candidates directly to the Corporate Governance Committee by sending communications to “The Corporate Governance Committee of Voice Mobility International, Inc.,” c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8. The Corporate Governance Committee identifies and reports on candidates to be nominated to our Board.

The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to "The Board of Directors of Voice Mobility International, Inc.", c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8.

FINANCE COMMITTEE

In the year ended December 31, 2005, there was one meeting held by the Finance Committee. The Finance Committee had consisted of Messrs. Sturdy, Neal and Donahee. Mr. Sturdy was the Chair of the Committee and a non-employee director of our company. Messrs. Neal and Donahee were also non-employee directors of our company. The Finance Committee reviewed, approved and advised on matters of finance. Our Board determined that on matters of finance the Board would consider and act as a whole.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the Common Stock beneficially owned on April 12, 2006 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of April 12, 2006, we had 48,368,134 shares of Common Stock issued and outstanding and one share of Series A Preferred Stock, which represented 912,500 Exchangeable Shares. Accordingly, 49,280,634 shares are entitled to one (1) vote per share at the Annual Meeting.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
William H. Laird 2930 13th Ave. S.W. Salmon Arm, BC V1E 4N7	3,770,543 (2)	7.8%
William E. Krebs c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	3,598,585 (3)	7.4%
Randy Buchamer c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	1,677,720 (4)	3.5%
James J. Hutton c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	1,640,147 (5)	3.4%
Morgan Sturdy c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	555,769 (6)	1.1%
Donald A. Calder c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (7)	**%
Robert Neal c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (8)	**%
Gary Donahee c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (9)	**%
David Raffa c/o 1400 - 1055 West Hastings Street Vancouver, BC V6E 2E9	325,000 (10)	**%
Directors and Executive Officers as a Group	8,772,220 (11)	18.0%
**	Less than 1%

(1)

Based on 48,368,134 shares of common stock issued and outstanding as of April 12, 2006. As of April 12, 2006, there were 912,500 exchangeable shares of Voice Mobility Canada Limited issued and outstanding which shares are exchangeable into shares of our common stock at any time with no additional consideration. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 339,000 shares which are owned by Mr. Laird's wife.
(3)

Includes 2,593,131 shares and 431,836 share purchase warrants owned by Margit Kristiansen, Mr. Krebs' wife. Includes 200,000 shares held in a self-directed registered retirement savings plan. Also includes stock options to acquire an aggregate of 225,000 shares of our common stock.

(4)

Includes options to acquire an aggregate of 1,640,220 shares of our common stock and share purchase warrants to acquire an aggregate of 12,500 shares of our common stock exercisable within the next 60 days.

(5)

Includes 512,500 exchangeable shares associated with the single share of Series A Preferred stock. Includes 36,778 shares, which are owned by Janis Gurney, Mr. Hutton's wife, over which Mr. Hutton disclaims beneficial ownership. Includes options to acquire an aggregate of 343,369 shares of our common stock exercisable within the next 60 days. Includes 110,000 shares held in a self-directed registered retirement savings plan.

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(6)

Includes options to acquire an aggregate of 325,000 shares of our common stock and share purchase warrants to acquire an aggregate of 76,923 shares of our common stock exercisable within the next 60 days.

(7)	Includes options to acquire an aggregate of 325,000 shares of our common stock exercisable within the next 60 days.
(8)	Includes options to acquire an aggregate of 325,000 shares of common stock exercisable within the next 60 days.
(9)	Includes options to acquire an aggregate of 325,000 shares of common stock exercisable within the next 60 days.
(10)	Includes options to acquire an aggregate of 325,000 shares of common stock exercisable within the next 60 days.
(11)

Includes 512,500 exchangeable shares exchangeable into 512,500 shares of our common stock, share purchase warrants to acquire an aggregate of 530,877 shares of common stock and options to acquire 3,833,588 shares of our common stock, all exercisable within 60 days.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

During the year ended December 31, 2005, the following two (2) individuals served as executive officers of our company at various times: Randy Buchamer and James Hutton. Our chief executive officer, Randy Buchamer, and our executive officer James Hutton, being executive officers whose total salary and bonus exceeded $100,000, are considered to be named executive officers for the purposes of our executive compensation disclosure on this proxy statement.

The following table shows, for the three-year period ended December 31, 2005, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Annual Compensation (1)			Long Term Compensation (2)			All Other Compen- sation
					Awards		Payouts
		Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)
Randy Buchamer Chief Executive Officer (3)	2005 2004 2003	$165,085 $165,696 $147,942	$49,525 N/A N/A	$4,953 $5,825 $4,628	600,700 658,800 83,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
James J. Hutton President(4)	2005 2004 2003	$130,004 $130,486 $116,611	$49,525 N/A N/A	$4,953 $5,762 $4,628	365,922 108,800 108,500	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

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Marco Pacelli(5)	2005 2004 2003	N/A $136,346 $190,833	N/A N/A N/A	N/A N/A N/A	Nil 54,400 127,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

(1)	Compensation was paid to Mr. Buchamer and Mr. Hutton by Voice Mobility Inc., our operating subsidiary. Compensation was paid to Mr. Pacelli by Voice Mobility (US) Inc., our U.S. operating subsidiary.
(2)

The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(3)	Mr. Buchamer was appointed as our Chief Executive Officer on August 16, 2001.
(4)	Mr. Hutton served as our Chief Executive Officer from April 1, 1998 to August 15, 2001. Mr. Hutton was appointed as our President on June 29, 2001.
(5)	Mr. Pacelli served as our Executive Vice President, Sales from October 1, 2002 to May 20, 2004.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2005.

Name	Individual Grants
	Number of Securities Underlying Options/SARs Granted (#) (1)(2)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share) (2)	Expiration Date
Randy Buchamer	108,800 491,900	4.9% 22.0%	Cdn$0.65 Cdn$0.99	February 15, 2010 August 23, 2010
James J. Hutton	108,800 257,122	4.9% 11.5%	Cdn$0.65 Cdn$0.99	February 15, 2010 August 23, 2010
Marco Pacelli	Nil	Nil	N/A	N/A

(1)

All of the above options are subject to the terms of our Second Amended and Restated 1999 Stock Option Plan and are exercisable only as they vest. The options have a term of 5 years from the date of grant.

(2)	All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2005 FISCAL YEAR END OPTION/VALUES

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2005. The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2005 ($0.69 per share) and the exercise price of the individual's options. No named Executive Officer exercised options during the year ended December 31, 2005.

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Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exercisable / Unexercisable(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy Buchamner	Nil	Nil	1,404,393	808,107	$301,002 (2)	$5,987 (3)
James J. Hutton	Nil	Nil	259,060	344,162	$70,593(4)	$5,987(5)
Marco Pacelli	Nil	Nil	Nil	Nil	$0	$0

(1)

The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2005 ($0.69 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2)

Of the exercisable options, 251,505 options have an exercise price of $0.14, 31,402 options have an exercise price of $0.32, 9,114 options have an exercise price of $0.24, and 8,981 options have an exercise price of $0.56.

(3)	Of the unexercisable options, 5,987 options have an exercise price of $0.56.
(4)

Of the exercisable options, 29,557 options have an exercise price of $0.22, 22,941 options have an exercise price of $0.20, 9,114 options have an exercise price of $0.24, and 8,981 options have an exercise price of $0.56.

(5)	Of the unexercisable options, 5,987 options have an exercise price of $0.56.

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2005.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

COMPENSATION OF DIRECTORS

Our non-employee directors are granted incentive stock options. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to our 1999 Second Amended and Restated Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

We adopted our current stock option plan, entitled the Second Amended and Restated Stock Option Plan on April 25, 2001 and approved by our stockholders on June 14, 2001. The following table provides a summary of the number of options granted under our stock option plan, the weighted average exercise price and the number of options remaining available for issuance all as at December 31, 2005.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	7,138,776	$0.74	777,197

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Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	7,138,776	$0.74	777,197

(1)

The maximum number of options issuable under our stock option plan is 10,000,000, less 1,584,027 options that have been granted and exercised under the plan and less 500,000 options, which the Toronto Stock Exchange required that we remove from the plan in connection with a transaction with Aliant Inc. in December 2001.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this Proxy Statement.

None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any employment agreements with our officers and directors and have paid no compensation to them. Our operating subsidiary, Voice Mobility Inc. and Voice Mobility (US) Inc., however, have entered into employment agreements with our named executive officers.

Randy Buchamer, Chief Executive Officer of our company and our subsidiary, entered into an indefinite term employment agreement on August 16, 2001. He receives a salary of $165,085 (CDN$200,000) per year plus a car allowance of $413 (CDN$500) per month. On August 16, 2001, he received a one-time grant of 350,000 options exercisable at $1.18 (CDN$1.37) per share. In connection with Mr. Buchamer's service as a director, on June 1, 1999, he received a grant of 50,000 options exercisable at $1.00 (CDN$1.16) per share and on June 14, 2001, he received an additional grant of 50,000 options exercisable at $1.76 (CDN$2.05). On February 26, 2002, he received a grant of 20,000 options exercisable at $0.24 (CDN$0.28) per share, on September 20, 2002, he received an additional grant of 450,000 options exercisable at $0.14 (CDN$0.16) per share and on February 13, 2003, he received an additional grant of 83,000 options exercisable at $0.32 (CDN$0.37) per share. On March 18, 2004, he received an additional grant of 658,800 options exercisable at $0.73 (CDN$0.85) per share. On February 16, 2005, he received an additional grant of 108,800 options exercisable at $0.56 (CDN$0.65) per share. On August 24, 2005, he received an additional grant of 491,900 options exercisable at $0.85 (CDN$0.99) per share.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP has audited our financial statements since March 10, 2000. At the recommendation of the Audit Committee, the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify

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the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

Representatives of Ernst & Young attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found under the sections of this proxy statement entitled "Committees of the Board of Directors" on page 12 and "Audit Committee Report" on page 12.

Our Audit Committee has considered and determined that the services provided by Ernst & Young are compatible with maintaining the principal's accountant's independence.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young

Ernst & Young provided audit and other services during 2005 and 2004. This included the following fees:

	2005	2004
Audit Fees	$82,500	$75,100
Audit Related Fees	-	-
Tax Fees	6,000	12,000
All Other Fees	-	-
Total Fees	$88,500	$87,100

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to Ernst & Young LLP.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to Ernst & Young LLP.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Ernst & Young LLP is engaged by our company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

-	approved by our audit committee; or

-

entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the

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chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

The Audit Committee has considered the nature and amount of the fees billed by Ernst & Young LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP's independence.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION

OF SELECTION OF ERNST & YOUNG AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3

INCREASE OF SHARES RESERVED UNDER THE STOCK OPTION PLAN

At the Annual Meeting, you will be asked to consider and, if deemed appropriate, to pass, a resolution, the full text of which is reproduced at Exhibit D, confirming the amendment to our 1999 Second Amended and Restated Stock Option Plan, which currently provides that a total of 10,000,000 shares of our Common Stock are reserved for issuance upon the exercise of stock options granted under the plan. There are options outstanding under the plan to purchase an aggregate of 7,138,776 shares and 777,197 shares remaining available for future issuance under this plan. It is proposed that the plan be amended to increase the number of shares reserved for issuance under the plan from 10,000,000 to 12,000,000. The full text of the resolution to amend the plan is set out in Exhibit D.

A Summary of our 1999 Second Amended and Restated Stock Option Plan is set out as Exhibit C.

Unless directed otherwise, on any ballot that may be called for in respect of this resolution to increase the number of shares reserved under the stock option plan, the management representatives designated in the enclosed form of proxy intend to vote such shares in favor of this resolution approving the increase the number of shares reserved for issuance under the plan from 10,000,000 to 12,000,000.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, other than votes attaching to shares of our Common Stock beneficially owned by (i) insiders (as defined in the Securities Act (Ontario)) to whom shares may be issued pursuant to the stock option plan and (ii) their associates, will be required to approve this resolution.

As at the Record Date, to our knowledge, such insiders and their associates held 3,894,895 shares of our Common Stock. Accordingly, an aggregate of 3,894,895 shares of our Common Stock held, directly or indirectly, by our directors, officers and their respective associates, will be excluded from the vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF

SHARES RESERVED FOR ISSUANCE UNDER THE PLAN FROM 10,000,000 TO 12,000,000.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2007 proxy statement, your proposal must be received by us no later than December 27, 2007 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2007 Annual Meeting, you must comply with the procedures

20

contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than December 27, 2006. While the Board will consider stockholder proposals, we reserve the right to omit from our 2007 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of our company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2005. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of April 12, 2006.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Harry Chan, Controller, at 100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8.

ADDITIONAL INFORMATION

Additional information relating to our company is available on SEDAR at www.sedar.com. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended December 31, 2005. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: Harry Chan, Controller, at 100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended December 31, 2005 and December 31, 2004, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

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The Board knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Donald A. Calder

Donald A. Calder

Chairman of the Board

Dated: May 3, 2006

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EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

The Toronto Stock Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F1 in accordance with National Instrument 48-101.

1.	Board of Directors
(a)	Donald Calder, William Krebs, Robert Neal, Gary Donahee and Morgan Sturdy are independent directors.
(b)	Randy Buchamer and Jay Hutton are both executive officers of our company and are therefore not independent directors.
(c)	A majority of the directors are independent.
(d)	The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:
Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Randy Buchamer	Bradner Ventures Ltd.
James Hutton	None
William Krebs	None
Donald Calder	None
Robert Neal	None
Gary Donahee	Alaska Communications Systems Group Inc.
Morgan Sturdy	Ignition Point Technologies Corp., TIR Systems Ltd.
(e)

The independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. These take place at least quarterly, as part of an in-camera session of the board of directors meeting. Since January 1, 2005 (the start of our company’s most recently completed financial year), the independent directors have had one such meeting.

(f)	The Chairman of the Board is Donald A. Calder and the board has determined that he is independent. Refer to Item 2(a) – Position Description for Chairman of the Board.
(g)	The following table shows the attendance record of each director for all board meetings held during fiscal 2005:
Name	Board Meetings Attended	% of Board Meetings Attended
Randy Buchamer	6 of 7	86%
Donald Calder	7 of 7	100%
Gary Donahee	7 of 7	100%
Jay Hutton	6 of 7	86%

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William Krebs	7 of 7	100%
Robert Neal	7 of 7	100%
Morgan Sturdy	5 of 7	71%

2.	Board Mandate

The Board has adopted the following mandate and terms of reference for directors:

The Board of Voice Mobility International, Inc. (the "Company") is responsible for the stewardship of the Company on behalf of the shareholders.

In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the United States, and as incorporated in the its Corporate Governance Committee Mandate.

The Board’s primary responsibilities are to supervise the management of the Company, to establish an appropriate corporate governance system, and to set a tone of high professional and ethical standards. The Board is also responsible for:

•	selecting and assessing members of the Board;
•	choosing, assessing and compensating the Chief Executive Officer of the Company, approving the compensation of all executive officers and ensuring that an orderly management succession plan exists;
•	reviewing and approving the Company’s strategic plan, operating plan, capital budget and financial goals, and reviewing its performance against those plans;
•	adopting a code of conduct and a disclosure policy for the Company, and monitoring performance against those policies;
•	ensuring the integrity of the Company's internal control and management information systems;
•	approving the Company’s financial statements and related public disclosures prior to such disclosure;
•	approving any major changes to the Company’s capital structure, including significant investments or financing arrangements; and
•	reviewing and approving any other issues which, in the view of the Board or management, may require Board scrutiny.

The Board will have a majority of members who will be unrelated and independent from management and will act as a cohesive team in ensuring effective governance of the Company. It will monitor the performance of management against stated goals and its own effectiveness through regular, formal self-evaluations.

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(a)	Position Descriptions

Chairman of the Board

The Board of Directors has developed and approved the following position description for the Chairman of the Board of Directors:

Position: Chairman of the Board

Incumbent: Donald A. Calder

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Chief Executive Officer, guides and directs management to ensure that all matters relating to the stewardship and mandate of the Board are completely disclosed and discussed with the Board.

On a demand basis, he assists the Chief Executive Officer and provides guidance on those matters of Board interest and provides a sounding board to the Chief Executive Officer on issues and concerns.

Nature and Scope

The Chairman performs the following additional functions:

•	he is responsible for managing the process of the Board and for ensuring that the Board discharges the responsibility in its mandate;
•

he schedules regular meetings of the Board and works with the Chief Executive Officer on the agenda to see that all board matters are properly and adequately addressed and the appropriate information is sent to directors in a timely fashion;

•

he is a member of the Corporate Governance Committee and thus is involved in determining the proper size of the Board, candidates for the Board, committee membership, and other general matters of corporate governance;

•	ensures that all members of the Board have full opportunity to participate and question management regarding development of the Company;
•	provides opportunity for all independent Board members to make comments in the absence of management and to give freely of independent guidance; and
•	conducts shareholders meetings and determines the democratic will of shareholders.

Chairman of the Corporate Governance Committee

The Board has developed and approved the following position description for the Chairman of the Corporate Governance Committee:

Position: Chairman of Corporate Governance Committee

Incumbent: Morgan P. Sturdy

Reports to: Board of Directors

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General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside advisors as necessary, ensures that the Corporate Governance Committee mandate is met, especially with regards to the appropriate tone from the top, governance processes, regulatory compliance, and succession planning.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its mandate.

Nature and Scope

The Chairman performs the following functions:

•	manages the process of the Committee, its efficiency during meetings, and helps ensure that the Committee discharges the responsibility in its mandate;
•	sets and approves the agenda of each meeting;
•	through outside counsel and other assistance, remains informed on any issues that may arise to affect the Company’s compliance policies and practices;
•	assists in monitoring compliance with the Company’s stated policies and procedures regarding governance;
•

ensures that all members of the Committee have full opportunity to participate and to actively question management and any outside experts as necessary, to ensure that the Committee mandate regarding appropriate governance policies, procedures and disclosure are met; and

•

provides guidance and opinions as necessary to the Chief Executive Officer, Chief Financial Officer and the Company’s Compliance Officer, as applicable, to establish and ensure adherence to the Company’s governance and compliance practices.

Chairman of the Audit Committee

The Board has developed and approved the following position description for the Chairman of the Audit Committee:

Position: Chairman of Audit Committee

Incumbent: William Krebs

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside auditors, ensures that the Audit Committee complies with its charter.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its charter.

Nature and Scope

The Chairman performs the following functions:

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•	manages the process of the Committee and ensures that the Committee discharges the responsibility in its charter;
•	reviews and approves the agenda of each meeting prior to the meeting;
•	through consultation with management and auditors, remains informed on any issues that may arise as part of a quarterly review or annual audit;
•

ensures that all members of the Committee have full opportunity to participate and to actively question management and the auditors, in order to satisfy themselves that the Audit Committee mandate regarding overseeing full and fair disclosure of the Company’s financial position is met; and

•	provides guidance and opinions as necessary to management to facilitate the continued improvement of the Company’s financial control and disclosure practices.

Chairman of the Compensation Committee

The Board has developed and approved the following position description for the Chairman of the Compensation Committee:

Position: Chairman of Compensation Committee

Incumbent: William Krebs

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and using outside information as necessary, ensures that the Compensation Committee mandate is met, especially with regards to the appropriate total compensation for the executive officers.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its mandate.

Nature and Scope

The Chairman performs the following functions:

•	manages the process of the Committee and ensures that the Committee discharges the responsibility in its mandate;
•	reviews and approves the agenda of each meeting prior to the meeting;
•

through consultation with management and the use of outside benchmarks such as competitive compensation surveys, remains informed on any issues that may arise within the Company with regard to compensation of its executives;

•

ensures that all members of the Committee have full opportunity to participate and to actively question management and any outside experts as necessary, to ensure that the Committee mandate regarding recommending the Chief Executive Officer's compensation and approving the compensation package of the Company’s other executive officers is met; and

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•	provides guidance and opinions as necessary to the Chief Executive Officer and to the Company’s HR Director, if applicable, to enable the continued improvement of the Company’s compensation practices.
(b)	The Board has developed and approved the following position description for the Chief Executive Officer:

Responsible for the management and operational control of the Company. Provides vision, leads the development of long term strategy and drives profitable growth and shareholder value. Reports to and is a member of the Board.

Major responsibilities:

•	lead and manage the Company within the guidelines established by the Board;
•	communicate a clear vision for the Company to team members, investors, customers and business partners;
•	recommend to the Board strategic directions for the Company's business and when approved by the Board, successfully implement the corresponding strategic, business and operational plans;
•

direct and monitor the activities of the Company in a manner that ensures agreed upon targets are met and that the assets of the Company are safeguarded and optimized in the best interests of all the shareholders;

•	develop and implement operational policies to guide the Company within the limits prescribed by its bylaws and the strategy framework adopted by the Board;
•	develop and recommending the corporate and organizational structure and staffing to the Board;
•	lead the Company and its key managers to successfully deliver on established financial and strategic goals. Where appropriate, recruit top notch executives to help drive positive change;
•	develop and maintain an annual (or more frequently if required) Board approved plan for the development and succession of senior management;
•	manage and oversee communications and disclosure to the shareholders, the public and regulatory bodies in a transparent comprehensive and honest manner;
•	meet regularly with and maintain relationships with shareholders and the financial community; and
•

meet regularly and as required with the Chairman and Board Committees to review material issues and to ensure that Board members are provided in a timely manner with all information and access to management necessary to permit the Board to fulfill its statutory and other obligations.

Chairman of the Finance Committee

The Board has developed and approved the following position description for the Chairman of the Finance Committee:

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Position: Chairman of Finance Committee

Incumbent: Morgan Sturdy

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and using outside information as necessary, investigates and evaluates any proposals for financing and makes recommendations to the Board regarding such proposals.

As needed, he also performs other responsibilities and functions as directed by the Board.

4.	Orientation and Continuing Education
(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the terms of reference for directors, the terms of reference for the Chairman of the Board, the terms of reference for the Chief Executive Officer, the statement of general business principles and code of ethics, and the charters for each committee of the Board, each of which have been approved by the Board.

(b)	The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.
5.	Ethical Business Conduct
(a)	The Board has adopted a written code of business conduct and ethics (the “Code”).
(i)	The Code has been filed as an Exhibit to our Form 10-KSB filed on March 26, 2004 on EDGAR and can be found at www.sec.gov.
(ii)

The Code was adopted by the Board on February 11, 2004. Since that date, the Board has conducted an assessment of its performance, including the extent to which the Board and each director comply with the Code. It is intended that such assessment will be conducted annually. The Board will be assessing other mechanisms by which it can monitor compliance with the Code in an efficient manner.

(iii)	There has been no conduct of any director or officer that would constitute a departure from the Code, and therefore, no material change reports have been filed in this regard.
(b)

Pursuant to the terms of reference for directors which has been adopted by the Board, directors are instructed to declare any conflicts of interest in matters to be acted on by the Board, to ensure that such conflicts are handled in an appropriate manner, and to disclose any contracts or arrangements with the Company in which the director has an interest. Any director expressing a conflict or interest in a matter to be considered by the Board is asked to leave the meeting for the duration of the discussion related to the matter at hand, and to abstain from voting with respect to such matter.

(c)	The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy and such other policies that may be adopted

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from time to time. The Board conducts regular reviews with management for compliance with such policies.

6.	Nomination of Directors
(a)

The Board has appointed a Corporate Governance Committee, which is responsible for assisting the Board in identifying new director nominees. In identifying candidates for membership on the Board, the Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgement, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Corporate Governance Committee is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

(b)	The Corporate Governance Committee is composed entirely of independent directors.
(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit A.
7.	Compensation
(a)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing the Company's approach to executive compensation and periodically reviewing the compensation of the directors. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters.

(b)	The Compensation Committee is composed entirely of independent directors.
(c)	The responsibilities, powers and operation of the Compensation Committee are detailed in its charter, which is attached as Appendix II to this Exhibit A.
(d)

No compensation consultant or advisor has been retained since the beginning of the Company's most recently completed financial year to assist in determining compensation for any of the directors and officers.

8.	Other Board Committees

We also have a Corporate Governance Committee, the primary function of which is to assist the Board in developing the Company's approach to corporate governance issues and monitoring performance against the defined approach. The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit A.

9.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of

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development and its need to deal with other urgent priorities, the Board has not yet implemented such a process of assessment.

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APPENDIX I TO EXHIBIT A

Corporate Governance Committee Mandate and Principles

Corporate governance: The process and structure used to direct and manage the business and affairs of the corporation with the objective of enhancing long-term value for the shareholders and the financial viability of the business. The process and structure define the division of power and accountability among shareholders, the board of directors and management and can have an impact on other stakeholders such as employees, customers, suppliers and communities. – Dey Committee Report, 1994.

The Committee shall be composed of at least three directors, all of whom will be independent. The Committee will meet as required but no less than twice each year.

The Committee will review and recommend from time to time an optimum size and composition for the Board. The Committee will recommend new candidates, when required, with the objective of achieving an appropriate diversity and balance of directors having pertinent skills and experience. The Committee will nominate directors capable of adding shareholder value.

The Committee will develop and recommend to the Board an approach to corporate governance issues raised in the former TSX guidelines and other relevant literature.

The Committee will be a sounding board for the concerns of individual directors relating to corporate governance.

The Committee will ensure that there is a clear definition and separation of the responsibilities of the Board, its committees, the Chief Executive Officer and officers of the Company. This is to be maintained and all responsibilities clearly assigned.

The Committee recommends and if adopted by the board will be responsible for monitoring the following principles:

•	directors will oversee management of the business and not manage the business day-to-day or add bureaucratic burden which could impede the effectiveness of management;
•	the majority of the board will comprise independent, unrelated (non-executive) directors;
•	directors will put the interests of the Company first, ahead of any individual stakeholder;
•	directors will ensure there is a long term strategic plan and monitor progress against plan;
•	directors will define and review regularly all major areas of business risk;
•	the Board will agree with senior management on annual objectives and review performance against them;
•	directors will ensure that contingency plans exist for orderly management succession;
•	the Company will communicate openly, effectively and appropriately with shareholders;
•	directors will ensure that the Company has effective financial control and information systems;
•	the Board will review annually the Code of Ethics and ensure compliance with it.
•	there will be a process for assessing regularly the effectiveness of the Board, its committees and its individual members; and
•	the Company will review and report to shareholders each year on corporate governance.

An important objective of the Committee is to prevent corporate governance from becoming a burden to management and, to the extent possible, to minimize whatever burden cannot be avoided.

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APPENDIX II TO EXHIBIT A

Compensation Committee Mandate

The Compensation Committee, a committee of the Board of Directors of Voice Mobility Inc., is primarily responsible for overseeing the Compensation provided to Senior Executives. This Charter, as adopted by the Committee, sets out the terms under which the Committee believes it can fulfill its mandate.

Committee Membership

•	Be comprised of at least three directors, and all members of the committee will be directors unrelated to management.
•	Be appointed by the Board, and the Committee will choose a member of the Committee to act as Chair, the Chair will not have a second vote in the event of an equality of votes.

Responsibilities

•	Review recommendations for the appointment of persons to senior executive positions.
•

Consider the terms of employment of senior executives, including succession planning and matters of compensation for senior executives, with a view to ensuring that the Corporation is able to recruit, retain and motivate performance-oriented executives, and that their interests are aligned with the interests of the shareholders.

•	Assess Chief Executive Officer's performance annually.
•	Reassess at least annually and recommend to the Board appropriate compensation, including base salary, variable compensation and options for the Chief Executive Officer.
•	Link variable compensation package to meaningful and measurable performance targets.
•	Review and approve compensation for senior officers.
•	Review corporate compensation plans to ensure they are competitive, based on industry surveys, and will enable the Company to attract the appropriate talented people.
•	Review and approve the Company's Stock Option Plan.
•	Review and approve all stock option grants including annual employee grants.
•	Determine compensation for Directors, ensure that it is competitive with similar companies and review annually.

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EXHIBIT B

Audit Committee Charter

The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of VOICE MOBILITY INTERNATIONAL, INC. (the “Company”):

Mandate

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;
•	review and appraise the performance of the Company’s external auditors; and
•	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board, each of whom shall be (i) free from any direct or indirect material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, and (ii) financially literate (as that term is defined below). All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by a majority vote of the full Committee membership.

The Company and the Committee shall ensure that it satisfies the composition and other requirements adopted by any securities regulatory authority or stock exchange from time to time.

Meetings

The Committee shall meet a least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

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1)	Documents/Reports Review
a)	review and update this Audit Committee Charter annually;
b)

review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;

c)

establish, review and periodically assess the adequacy of procedures for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements;

d)	approve the Report of Committee to be included in the Company's Proxy Statement for its annual meeting of the Company’s shareholders.
2)	External Auditors
a)	oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;
b)	review annually the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;
c)

obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1, as the same may be modified or supplemented;

d)	discuss with the external auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented
e)	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
f)	take or recommend that the full Board take appropriate action to oversee the independence of the external auditors;
g)	recommend to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;
h)	review and approve the external auditors' annual engagement letter;
i)	recommend to the Board the compensation to be paid to the external auditors;
j)

at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

k)	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

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l)	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and
m)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i)

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company and its subsidiaries to its external auditors during the fiscal year in which the non-audit services are provided,

ii)	such services were not recognized by the Company or its subsidiaries at the time of the engagement to be non-audit services, and
iii)

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

3)	Financial Reporting Processes
a)	in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;
b)	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
c)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
d)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;
e)

following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

f)	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;
g)	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;
h)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;
i)	review certification process;

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j)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
k)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
4)	Other
a)	communicate directly with the internal and external auditors;
b)	review any related-party transactions;
c)	engage independent counsel and other advisors as it determines necessary to carry out its duties;
d)	to set and pay compensation for any independent counsel and other advisors employed by the Committee; and
e)	perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate

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EXHIBIT C

SUMMARY OF 1999 SECOND AMENDED AND RESTATED STOCK OPTION PLAN

On June 29, 1999, our board of directors adopted the 1999 Stock Option Plan as a means of increasing the proprietary interest of employees, board of advisors, consultants and non-employee directors and to align more closely their interests with the interests of our stockholders. The 1999 Stock Option Plan helps us maintain our ability to attract and retain the services of experienced and highly qualified employees and non-employee directors.

On May 19, 2000, our board of directors approved an Amended and Restated 1999 Stock Option Plan, and the Amended and Restated 1999 Stock Option Plan was subsequently approved by our shareholders on June 9, 2000. On May 10, 2001, our board of directors approved further amendments to the Amended and Restated 1999 Stock Option Plan to satisfy the requirements for listing of our shares of common stock on the TSX, which amendments were subsequently approved by our stockholders on June 14, 2001.

Under the Second Amended and Restated 1999 Stock Option Plan, we have reserved an aggregate of 10,000,000 shares of common stock for issuance pursuant to stock options, stock appreciation rights, stock purchase warrants, phantom stock, performance units or as restricted shares. Our board of directors or a committee of our board of directors consisting of non-employee directors administers the plan, including, without limitation, the selection of the persons who will be granted stock options under the plan, the number of shares subject to each stock option and the stock option exercise price. Stock options granted under the plan may either be options qualifying as incentive stock options under Section 422 of the United States Internal Revenue Code of 1986, as amended, or stock options that do not so qualify. In addition, the plan also allows for the inclusion of a reload provision, under which an eligible person who elects to pay the exercise price of the stock option with shares of our common stock owned by the eligible person shall receive a new stock option to purchase shares of common stock equal in number to the tendered shares.

Our (and any of our subsidiary's) officers, directors, key employees, consultants and any other persons permitted by applicable laws and stock exchange regulations are eligible to receive stock options under the plan. Only employees are eligible to receive incentive stock options. No award will be granted where the number of shares to be received or purchased pursuant to that award exceeds 5% of our issued and outstanding share capital as at the award date of the security being granted.

The exercise price of stock options shall be determined by our board of directors or the committee. The minimum exercise price of any such stock option granted will be the closing price of the shares of our common stock on the TSX on the day immediately preceding the date of the grant. Any incentive stock option granted under the plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

The term of each stock option and the manner in which it may be exercised is determined by our board of directors or the committee, provided that no stock option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant.

Recipients of stock options may not assign or transfer them, except by will or by the laws of descent and distribution. During the lifetime of the optionee, a stock option may be exercised only by such optionee.

If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee but is a member of our board of directors and his service as a director is terminated for any reason, other than death or disability, the stock option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date or 30 days following the

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date of termination. If the optionee dies during the term of his employment, the stock option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the stock option or the date one year following the date of the optionee's death. If the optionee is disabled, the stock option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the stock option or one year following the date of the disability.

Our board of directors or the committee may amend, suspend or terminate the plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the plan, or (ii) changes the definition of an "Eligible Person" under the plan without the prior approval of the stockholders.

As of December 31, 2005, we have granted 7,138,776 stock options under the plan and 777,197 stock options remained available for grant under the plan.

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EXHIBIT D

RESOLUTION APPROVING THE AMENDMENT TO THE STOCK OPTION PLAN

RESOLVED THAT:

1.

Our 1999 Second Amended and Restated Stock Option Plan be and is hereby amended to increase the number of shares of our Common Stock reserved for issuance under such plan from 10,000,000 to 20,000,000; and

2.

Any director or officer of our company is hereby authorized for and in the name of and on behalf of our company to execute or cause to be executed, and to deliver or cause to be delivered, all such documents and instruments, and to do or cause to be done all such other acts and things, as in the opinion of such director or officer may be necessary or desirable to carry out the intent of this resolution.

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EXHIBIT E

DISCLOSURE RESPECTING SECURITY BASED COMPENSATION ARRANGEMENTS

The TSX requires that issuers disclose the terms of any security based compensation arrangements which they have in place. The only security based compensation arrangements which we had in place is the Second Amended and Restated 1999 Stock Option Plan, which was approved by the TSX and by our shareholders. We are proposing to amend our current stock option plan to increase the number of shares available for granting under the plans, rather then adopting a new plan. This information is being provided to meet our disclosure obligations under TSX policies.

Eligible Participants. Stock options may be issued to directors, senior officers, employees, contractors, consultants and other service providers of our company or of any of its affiliates or subsidiaries.

Number of Securities Issued and Issuable. Each stock option granted under the stock option plan is exercisable into one share of our common stock. As of the date of this information circular, a total of 7,794,910 stock options have been granted and are unexercised, representing 16.1% of the total issued and outstanding shares of our common stock. In addition, a total of 7,794,910 stock options are issuable under the stock option plan as of the date hereof, representing 16.1% of the number of shares of our common stock currently outstanding. The total number of stock options issued and issuable under the stock option plan as of the date hereof represent 19.6% of the total issued and outstanding shares of our common stock.

Maximum Stock Options per Person. The number of shares reserved for issuance to any one stock option holder pursuant to stock options granted under the stock option plan may not exceed 5% of the outstanding shares of our common stock at the time of grant.

Exercise Price. The exercise price of stock options granted under the stock option plan is set by the board of directors at the time that the options are granted. The exercise price must be not less than a price equal to the closing price of the shares of our common stock on the TSX on the date immediately preceding the date of grant.

No Assignment. The stock options may not be assigned or transferred.

Vesting. The board of directors has discretion to impose terms and conditions as to the vesting of stock options. Any vesting provisions are set at the time that the options are granted.

Term. The term of stock options is set by the board of directors at the time of grant. No maximum term is prescribed under the stock option plan. To date no stock options have ever been granted by the board of directors for a term exceeding five years.

Termination of Stock Options. The provisions respecting termination of stock options may be set by the board of directors. If the board of directors does not so specify, stock options held by an optionee terminate after the earliest of (i) three months after the optionee’s employment terminates by reason of his disability or retirement, (ii) twelve months after his or her death (in which case his or her estate may exercise them), (iii) thirty days from the date of termination of the optionee’s employment with our company other than by reason of death, disability or retirement. Generally speaking, if an employee is terminated without cause, the board of directors will allow the employee to retain his or her stock options for the unexpired term of the stock options.

Amendments to Stock Option Plans. No material amendments may be made to the stock option plan without the approval of the TSX and our shareholders by way of disinterested vote.

Financial Assistance. We do not provide financial assistance to optionees to facilitate the exercise of their stock options.

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Proxy

42

VOICE MOBILITY INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT STANDARD LIFE XCHANGE CONFERENCE CENTER, 2ND FLOOR , 888 DUNSMUIR STREET, VANCOUVER, B.C. V6C 2T6 ON JUNE 9, 2006, AT 10:00 AM

The undersigned holder of Common Shares of Voice Mobility International, Inc. (the “Company”) hereby appoints Randy Buchamer of North Vancouver, British Columbia, or failing him, James Hutton of Langley, British Columbia, or, instead, of any of the foregoing, __________________________________________

as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual general meeting (the “Meeting”) of stockholders of the Company to be held on June 9, 2006 and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the Meeting or such adjournment or adjournments thereof; provided, however, that without limiting the general authorization and power thereby given, the proxyholder named above is specifically directed, on any ballot that may be called for, to vote for or against, the Common Shares registered in the name of the undersigned as specified below (with a tick ( or an X):

The Common Shares represented by this proxy will be voted for or against in accordance with the foregoing directions on any ballot that may be called for and, if a choice is specified with respect to any matter to be acted upon, the Common Shares shall be voted accordingly. IF A SHAREHOLDER DOES NOT SPECIFY THAT THE COMMON SHARES ARE TO BE VOTED FOR OR AGAINST, SUCH COMMON SHARES WILL BE VOTED IN FAVOUR OF THE PROPOSAL ON ANY BALLOT THAT MAY BE CALLED FOR.

If any amendment or variations to matters identified in the notice of the Meeting are proposed at the Meeting or if any other matters properly come before the Meeting, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgement of the person voting the proxy at the Meeting.

Resolutions

(For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

PROPOSAL 1. ELECTION OF DIRECTORS.	For	Withhold
To elect as Director, James J. Hutton	☐	☐
To elect as Director, Randy G. Buchamer	☐	☐
To elect as Director, Morgan Sturdy	☐	☐
To elect as Director, Donald A. Calder	☐	☐
To elect as Director, Robert E. Neal	☐	☐
To elect as Director, Gary Donahee	☐	☐
To elect as Director, David J. Raffa	☐	☐

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.	For	Against

To ratify the selection of Ernst & Young LLP, Chartered Accountants, as the independent registered public accounting firm for the year ending December 31, 2006 and to authorize the Board of Directors to fix the remuneration of the auditors.

	☐	☐
PROPOSAL 3. INCREASE OF SHARES RESERVED UNDER 1999 SECOND AMENDED AND RESTATED STOCK OPTION PLAN.	For	Against

To increase the aggregate number of shares of Common Stock reserved under the Second Amended and Restated 1999 Stock Option Plan from 10,000,000 shares to 12,000,000 shares (the full text of the resolution is set out in Exhibit D to the accompanying proxy statement).

	☐	☐

The undersigned holder hereby revokes any proxy previously given to attend and vote at the Meeting.

SIGN HERE:	__________________________________________________
Please Print Name:	__________________________________________________
Date:	__________________________________________________
Number of Shares Represented by Proxy:	__________________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.	SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

A shareholder has the right to appoint as his or her proxyholder a person (who need not be a shareholder) to attend and to act on his or her behalf at the meeting other than those persons designated above. A shareholder may do so by inserting the name of such other person in the blank space provided or by completing another proper form of proxy and, in either case, by delivering the completed form of proxy by mail or other delivery to the Secretary of the Company, not later than the day preceding the day of the meeting or by depositing it with the Secretary of the meeting prior to the commencement of the meeting.

Name:

2.

This form of the proxy must be dated and signed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized.

3.	If this form of proxy is not dated, it is deemed to bear the date on which it was mailed by the management of the Company.

4.

If it is desired that the Common Shares represented by this proxy are to be voted for or against on any ballot that may be called for with respect to any matter, the appropriate box or boxes above provided for voting for or against should be marked (with a tick ( or an X).

5.	THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY

6.	THIS PROXY IS FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 9, 2006 AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

To be represented at the Meeting, this proxy form must be received at the office of Computershare by mail or by fax no later than the last day preceding the day of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare

Proxy Dept. 100 University Avenue 9th Floor

Toronto, Ontario M5J 2Y1

Fax: Within North America: 1-866-249-7775 Outside North America: 1-416-263-9524

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